SCHEDULE 14A
                            (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant  [   ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
[   ]   Preliminary Proxy Statement         [   ] Confidential, for Use of the
[   ]   Definitive Proxy Statement                Commission Only (as Permitted
[ X ]   Definitive Additional Materials           by Rule 14a-6(e)(2))
[   ]   Soliciting Material Pursuant to
        240.14a-11(c) or 240.14a-12


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                              Echlin Inc.
           (Name of Registrant as Specified In Its Charter)

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                            SPX Corporation
 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11:

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  transaction  computed pursuant to Exchange Act Rule 0-11:

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[   ] Fee paid previously with preliminary materials.
[   ] Check  box if any part of the fee is  offset  as  provided  by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing:

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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CONTACT:
Charles A. Bowman
(616) 724-5194


           SPX SETS ANNUAL MEETING FOR MAY 20, 1998: WILL VOTE ON
            ISSUANCE OF SHARES IN CONNECTION WITH ECHLIN OFFER
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     MUSKEGON, MI-MARCH 26, 1998 - SPX Corporation (NYSE: SPW) today announced it will hold its Annual Meeting of Shareholders on May 20, 1998, at 9:00 a.m. EST at its corporate headquarters, in Muskegon, Michigan.

     The company's Board of Directors has established April 10, 1998, as the record date for voting shares at that meeting. In addition to electing three directors, the company will ask its shareholders to approve the issuance of additional SPX shares, which are being offered as part of the consideration in connection with SPX's pending offer to acquire Echlin Inc.

     On February 17, 1998, SPX announced an offer to acquire Echlin Inc. for cash and SPX shares valued at $48 per Echlin share based on SPX's closing price on Friday, February 13, 1998. The SPX offer consists of $12.00 in cash and 0.4796 SPX share for each Echlin share. SPX has filed a registration statement with the Securities and Exchange Commission and is awaiting clearance.

     SPX Corporation is a global provider of Vehicle Service Solutions to franchised dealers and independent service locations, Service Support to Vehicle Manufacturers, and Vehicle Components to the worldwide motor vehicle industry. The Internet address for SPX's home page is http:// www.spx.com.


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